Investor Presentation Davidson Conference 24th September 2026 September 2026

2 Safe Harbor Statement & Non-GAAP Financial Measures This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Wabash National Corporation's (the "Company") current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the highly cyclical nature of our business, uncertain economic conditions including the possibility that customer demand may not meet our expectations, our backlog may not reflect future sales of our products, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes, costs of indebtedness, and our ability to execute on our long-term strategic plan. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures including adjusted operating (loss) income, adjusted net (loss) income attributable to common stockholders, adjusted diluted (loss) earnings per share, adjusted EBITDA, free cash flow, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income (loss), and reconciliations to GAAP financial statements should be carefully evaluated. Adjusted operating loss and margin, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating loss and margin excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating loss and margin to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. Adjusted operating loss margin is calculated by dividing adjusted operating loss by total net sales. A reconciliation of adjusted operating loss to operating (loss) income, the most comparable GAAP financial measure, is included in the tables following this release. Adjusted net loss attributable to common stockholders and adjusted diluted loss per share reflect an adjustment for the facility idling cost, purchase accounting gain, Missouri legal matter and the related tax effects of those adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net (loss) income and diluted net (loss) income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net loss attributable to common stockholders and adjusted diluted loss per share to net (loss) income attributable to common stockholders and diluted loss per share, the most comparable GAAP financial measures, are included in the tables following this release. Adjusted EBITDA includes noncontrolling interest & excludes loss from unconsolidated entity and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, facility idling costs, purchase accounting gain, the Missouri legal matter, and other non-operating income and expense. Management believes providing adjusted EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of adjusted EBITDA, when combined with the GAAP presentations of operating (loss) income and net (loss) income, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of adjusted EBITDA to net (loss) income, the most comparable GAAP financial measure, is included in the tables following this release. Free cash flow is defined as net cash used in operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash used in operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash used in operating activities, the most comparable GAAP financial measure, is included in the tables following this release. Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest & excludes loss from unconsolidated entity and is calculated by adding back segment depreciation and amortization expense to segment operating income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to (loss) income from operations, the most comparable GAAP financial measure, is included in the tables following this release. Information reconciling any forward-looking adjusted operating loss, adjusted net loss attributable to common stockholders, adjusted EPS, adjusted EBITDA, free cash flow, adjusted segment EBITDA, and adjusted segment EBITDA margin to GAAP financial measures is unavailable to us without unreasonable effort. We cannot provide reconciliations of the above noted forward looking non-GAAP measures to GAAP financial measures because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flows, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to us without unreasonable effort.

Wabash Snapshot (NYSE: WNC)

1985	Lafayette, IN	$475M (1)	14	$1.5B
Founded	Headquarters	Market-cap	Manufacturing Facilities	2025 Revenue

One Wabash Approach

TRANSPORTATION SOLUTIONS + PARTS & SERVICES

First Mile



- Long-haul routes of goods
- Driven by freight activity

Middle Mile



- Products moved into or redistributed among fulfillment centers
- Driven by strategic positioning of goods to allow for 2-day delivery or less

Final Mile



- Delivery of goods to home or final destination
- Driven by strong growth in eCommerce

85% of 2025 Segment Revenue (2)


Transportation Solutions

- Dry and Refrigerated Van Trailers
- Platform Trailers
- Tank Trailers
- Dry and Refrigerated Truck Bodies
- Service and Stake Bodies



Our Recurring Revenue Business

15% of 2025 Segment Revenue (2)


Parts & Services

- Aftermarket Parts and Service
- Composite Panels and Products
- Engineered Products
- OE Component Parts
- Upfitting Parts and Service

Leveraging One of the Industry's Broadest Portfolios Across All Phases of Transportation

(1) As of 9/18/2026.
(2) Wabash 2025 Form 10-K.

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WABASH

4WNC Investor Day | Purpose, Vision and Mission PURPOSE Changing How the World Reaches You VISION To be a premier provider of diverse solutions that optimize customers’ end-to-end supply chains across transportation, logistics and infrastructure markets. MISSION To transform Wabash into a more resilient and profitable organization by merging physical and digital technology to seamlessly serve our customers. One Wabash Approach Reflects Our Vision • Branding change was symbolic for significant strategic changes as One Wabash • Organizational structure changes part of redefining and reimagining our identity with all stakeholders Well-positioned at intersection of seismic shifts in core transportation, logistics and infrastructure markets • Transportation being reshaped by structural shifts, disruptive technologies, and changing trade dynamics • Developing and partnering to enhance the breadth of our capabilities • Provide one-stop shop for First to Final Mile equipment • Wrapping service offerings around equipment solutions to enhance lifecycle value creation 5

5 CONFIDENTIAL Diversified Business Across Sizeable Trailers, Truck Bodies, Parts and Services Markets Market Recovery and Expanding Backlog Support Revenue Visibility Growing Revenue Through Aftermarket and Service Solutions Innovation Leader in Composite Materials, Lightweighting and Fleet Technology Highly Experienced Management Team, Executing a Disciplined Strategy A Leader in North American Commercial Transportation Equipment Manufacturing Wabash National Corporation Key Investment Highlights

Freight Market Tightening Supports Equipment Demand Recovery

Freight conditions are showing meaningful signs of improvement, supporting a potential recovery in trailer replacement demand into 2027

Carrier Capacity Stabilizing (1)

- Carrier exits slowed to the lowest quarterly level since Q4 2021, suggesting market stability may be emerging

Tender Rejections Increasing (2)

- Tender rejections remain elevated around **14%** in September, up from ~5% levels seen during parts of 2023–2025

Trailer Orders Rebuilding (3)

- Aug net trailer orders reached **24.3k**, up **195% YoY** and 55% **MoM**, according to ACT Research commentary

Carrier Investment Continues (4)

- LTL carriers continue investing in terminals, equipment and fleet to position for a demand rebound

Freight Market Tightening Signals (2)



Loads Rejected by Carrier (%)
5.15%
13.54%
Sep 25
Sep 26

U.S. Trailer Orders Rebuilding (3)



Trailer Net Orders (000s)
8.3
24.3
Aug 25
Aug 26

Sequential Sales Growth

In Q2, Wabash generated $417 million in sales, representing approximately 38% sequential growth versus Q1

Backlog Expanding

Wabash's backlog has expanded for the second consecutive quarter, reaching $956M at the end of Q2

Market Conditions Improving

Market conditions have meaningfully improved, with growing momentum going into Q3

Wabash Backlog Rebuilding ($M) (5)



705
837
956
Dec. 2025
Mar. 2026
Jun. 2026

(1) Trucking Dive, "Carrier population shifts back toward growth, quarterly FMCSA data shows," Apr. 13, 2026; Trucking Dive, "Higher tender rejection rates a healthy sign for trucking industry," Mar. 17, 2026.

(2) Ryder / FreightWaves, *State of Transportation: Monthly Freight Market Update – Sep 2026*; based on SONAR truckload rejection data.

(3) ACT Research, "Trailer Industry Optimism is on the Rise," June 23, 2026; based on ACT's *State of the Industry: U.S. Trailers* report.

(4) C.H. Robinson, "North America LTL Freight Market Update," *C.H. Robinson Edge Report: Freight Market Update*, Mar. 2026.

(5) Wabash 2025 Form 10-K and Wabash 2026 First Quarter Form 10-Q, and Wabash Form 8-K dated July 14, 2026.

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WABASH

7 CONFIDENTIAL 290 321 332 208 267 310 321 235 190 199 258 311 313 299 317 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26E '27E '28E '29E '30E '31E Dry Vans Reefer Vans Flatbeds All Other 3 221 222 223 222 219 215 212 213 217 222 226 229 230 233 238 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26E '27E '28E '29E '30E '31E U.S. Trailer Replacement Demand 2017-2031E (000s) (1) U.S. Trailer Demand is Rebounding Market Recovery & Expanding Backlog Support Revenue Visibility • A new replacement cycle is starting as the average age of the trailer population approaches 8 years for the first time in a decade 1 U.S. Trailer Production by Units 2017-2031 (000s) (1) (1) ACT Research, North America Commercial Vehicle Outlook, Sep 10, 2026 (2) ACT Research, ACT’s State of the Industry: U.S. Trailers report. (3) Wabash 2025 Form 10-K and Wabash 2026 First Quarter Form 10-Q, and Wabash Form 8-K dated July 14, 2026. • Fleet capacity has tightened significantly, as evidenced by the increases in rates, carrier profitability and tender rejections 2 • U.S. trailer orders grew 55% MoM and 195% YoY to 24.3k in Aug, in what is typically a seasonal low period (2) 3 • The strengthening demand is reflected in Wabash's recent backlog expansion (3) 4

Parts & Services Drives Higher-Margin Lifecycle Growth

Growing Parts & Services increases Wabash's exposure to lifecycle-oriented revenue across aftermarket, upfitting, TaaS and engineered products



Parts & Services Revenue ($M)
$220.9
$205.1
$237.1
2023
2024
2025



P&S Share of Segment Revenue vs. Segment Gross Profit
P&S % of Segment Rev.
P&S % of Segment Gross Profit
8%
12%
10%
18%
15%
63%
2023
2024
2025

Lifecycle Growth Vectors

Aftermarket Parts & Services
Installed base supports ongoing parts and services demand

Upfitting & Service
Customization, maintenance & collision repair expand wallet share

Wabash Parts & TaaS
Parts distribution and fleet solutions broaden recurring touchpoints

Composites & Engineered Products
Specialty offerings support differentiated, value-added revenue

Revenue Growth

$32M YoY

P&S expanded meaningfully in 2025, supporting mix shift toward lifecycle-oriented revenue

Margin Quality

15% segment revenue / 63% segment gross profit

P&S carries a structurally higher margin profile and provided outsized 2025 gross profit contribution relative to revenue mix

Lifecycle engine

More recurring touchpoints

Parts, service, upfitting and TaaS extend customer relationships beyond equipment sales

Current Momentum

+4.1% YoY Net Sales growth in Q1 2026

P&S continued to grow in Q1 despite softer broader end-market conditions

8

WABASH

Differentiated Product Platform Supports Positioning

Wabash's 293-patent global IP portfolio [(1)] supports differentiated products, retention and value-added pricing across core transportation equipment and digital trailer solutions

Wabash x Acutherm Refrigerated Truck



AcuTherm™ solutions incorporate technology which offers **higher thermal performance** and a more favorable carbon footprint

Wabash Rear Impact Guard



Wabash's RIG patents include designs that **surpass U.S. and Canadian federal rear impact guard standards**, with patents to 2035

Wabash x Duraplate Dry Van Trailer



DuraPlate AeroSkirt is an aerodynamic skirt system that is **EPA SmartWay** verified and California Air Resources Board **(CARB) compliant**

(1) As of 12/31/2025.

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WABASH

10 Freight economics and cycle converging; Leading to increased quotation activity Quotes converted to 2027 backlog show >500Bps Material Margin Growth vs Q2-26 70% increase in unique quote activity vs prior year. 127% increase in quoted volume vs prior year >500bps MM growth Supply driven recovery improving freight economics. Cycle entering expansion phase, predicated on replacement volume. WNC open 2027 order books ahead of traditional order season in response to customer engagement. Accretive pricing driving Material Margin higher. >12,000 units entered into 2027 Backlog

Our growth story is expected to develop in stages

Multiple earnings levers can build sequentially as the cycle broadens

POTENTIAL TRADE ACCELERATOR | AD/CVD

01 Supply-driven cycle recovery

Tighter industry capacity and replacement needs support the initial recovery.

02 Margin expansion

Price, mix and operating leverage improve earnings as volume returns.

03 P&S expansion

Higher-margin, more recurring revenue broadens the growth profile.

04 Truck Body and Tank Trailer recovery

Specialty equipment markets add a later-cycle growth contribution.

05 Demand recovery

Broader freight and fleet investment unlock the next level of opportunity.

FOUNDATIONAL RECOVERY

ADDITIONAL GROWTH LEVERS

July 29, 2026 Second Quarter 2026 Earnings Release Changing How the World Reaches You®

13 Backlog grew 14% to $956m in Q2-26, outperforming traditional seasonal trends. Changing How the World Reaches You® 1 2 3 4 5 $150m of convertible senior notes executed in July, enhancing balance sheet strength and agility. Section 232 tariff calculation changes and AD/CVD rulings expected to favorably shift industry dynamics in late 2026 and into 2027. Q2 GAAP EPS of $(0.56) or Non-GAAP adjusted EPS of $(0.53)1. Q3 outlook improving sequentially with revenue and EPS midpoints of $450M and $(0.45). Q4-26 expected to show continued EPS improvement. CEO Highlights 1Q2 adjusted EPS reflects adjustments for facility idling costs.

14 Non-GAAP Adjusted Financial Results GAAP Financial Results $417MRevenue $(23.5)M1$(25.3)MOperating Loss (5.6)%1(6.1)%Operating Margin $(21.6)M2$(22.9)M Net Loss Attributable to Common Stockholders $(0.53)2$(0.56) Diluted EPS Attributable to Common Stockholders New Shipments 8,292 Trailers3 1,380 Truck Bodies Q2 2026 Consolidated Financial Performance 1Q2 Operating loss and operating margin reflect adjustments for facility idling costs. 2Q2 Net loss and EPS reflect adjustments for facility idling costs and the related tax effects. 3Trailer shipments do not include converter dollies for any period presented.

15 Q2 2026 Adjusted Segment Financial Performance Transportation Solutions Parts & Services 1Adjusted operating margin, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating margin excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating margin to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. Adjusted operating margin is calculated by dividing adjusted operating loss by total net sales. A reconciliation of adjusted operating loss to operating (loss) income, the most comparable GAAP financial measure, is included in the tables following this release.

16 Cash Flow & Capital Allocation Summary Q2 2025Q2 2026 ($M) $(15.8)$5.1 Net cash provided by (used in) operating activities $(6.2)$(2.1)Cash payments for capital expenditures $(0.7)$—Expenditures for revenue generating assets $(22.8)$3.1Free Cash Flow1 Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets. A reconciliation of free cash flow to cash provided by (used in) operating activities, the most comparable GAAP measure, is included in the appendix to this presentation. 1 Cash Flow Q2 Capital Allocation $5.3M $2.1M $3.3M Capex Dividend Expenditure for Revenue Generating Assets $0.0M ◦ Efficient Working Capital Management bolsters Operating Cash Flow

17 A Meaningful Step Forward in Financial Results $450M (4.0%) ($0.45) Revenue (midpoint) Operating Margin (midpoint) EPS (midpoint) OTHER KEY METRICS • Revenue: $440M - $460M • SG&A: $40M - $45M • Intangible Amortization: $3M • Interest Expense: $7M - $8M • Tax Rate: 25% • EPS Range: $(0.40) - $(0.50) • Traditional Capex: $4M - $7M Q3 2026 Financial Outlook

18WNC Investor Day | Appendix

19 Condensed Consolidated Balance Sheets December 31, 2025June 30, 2026Unaudited - dollars in thousands Assets Current assets: $ 31,923$ 71,496Cash and cash equivalents 119,874171,818Accounts receivable, net 181,153192,261Inventories, net 86,13656,179Prepaid expenses and other 419,086491,754Total current assets 300,477283,363Property, plant, and equipment, net 191,222213,333Goodwill 9,04731,848Deferred income taxes 63,56158,213Intangible assets, net 7,25016,261Investment in unconsolidated entities 180,538144,010Other assets $ 1,171,181$ 1,238,782Total assets Liabilities and Stockholders’ Equity Current liabilities: $ —$ —Current portion of long-term debt 145,739244,191Accounts payable 156,556129,955Other accrued liabilities 302,295374,146Total current liabilities 442,852513,220Long-term debt 57,49257,564Other non-current liabilities 802,639944,930Total liabilities Commitments and contingencies 1,1841,397Noncontrolling interest Wabash National Corporation stockholders’ equity: 367,358292,455Total Wabash National Corporation stockholders' equity $ 1,171,181$ 1,238,782Total liabilities, noncontrolling interest, and equity

20 Condensed Consolidated Statements of Operations Six Months Ended June 30,Three Months Ended June 30, Unaudited - dollars in thousands 2025202620252026 $ 839,706$ 720,470$ 458,816$ 417,241Net sales 779,303715,716417,416401,912Cost of sales 60,4034,75441,40015,329Gross profit (267,676)64,46337,00932,366General and administrative expenses 12,71814,0546,3396,336Selling expenses 5,5785,3482,7892,674Amortization of intangible assets (17)(1,457)14(752)Impairment and other, net 309,800(77,654)(4,751)(25,295)(Loss) income from operations Other income (expense): (10,334)(12,879)(5,308)(6,693)Interest expense 1,581657(33)367Other, net (8,753)(12,222)(5,341)(6,326)Other expense, net (4,045)151(2,203)151Income (loss) from unconsolidated entity 297,002(89,725)(12,295)(31,470)(Loss) income before income tax expense 75,409(21,876)(2,692)(8,856)Income tax (benefit) expense 221,593(67,849)(9,603)(22,614)Net (loss) income 241213(14)277Net income (loss) attributable to noncontrolling interest $ 221,352$ (68,062)$ (9,589)$ (22,891)Net (loss) income attributable to common stockholders Net (loss) income attributable to common stockholders per share: $ 5.24$ (1.67)$ (0.23)$ (0.56)Basic $ 5.21$ (1.67)$ (0.23)$ (0.56)Diluted Weighted average common shares outstanding (in thousands): 42,23140,82841,75340,917Basic 42,45840,82841,75340,917Diluted $ 0.16$ 0.16$ 0.08$ 0.08Dividends declared per share

21 Condensed Consolidated Statements of Cash Flows Six Months Ended June 30,Unaudited - dollars in thousands 20252026 Cash flows from operating activities $ 221,593$ (67,849)Net (loss) income Adjustments to reconcile net (loss) income to net cash used in operating activities 23,52423,291Depreciation 5,5785,348Amortization of intangibles 21(1,855)Net (gain) loss on sale of property, plant and equipment 86,749(22,801)Deferred income taxes 5,6235,082Stock-based compensation 494526Non-cash interest expense 4,045(151)Equity in (income) loss from unconsolidated entity (20)—Impairment (45,783)(51,351)Accounts receivable 6,371(11,108)Inventories (18,767)5,874Prepaid expenses and other 40,07992,988Accounts payable and accrued liabilities (345,613)(6,511)Other, net (16,106)(28,517)Net cash used in operating activities Cash flows from investing activities (14,925)(5,490)Cash payments for capital expenditures (20,885)(235)Expenditures for revenue generating assets 4021,859Proceeds from the sale of assets (1,666)(2,872)Acquisition, net of cash acquired (10,350)(6,175)Investment in unconsolidated affiliates and other (47,786)7,087Net cash provided by (used in) investing activities Cash flows from financing activities 5,83161,003Net cash provided by financing activities Cash and cash equivalents: (58,061)39,573Net increase (decrease) in cash and cash equivalents 115,48431,923Cash and cash equivalents at beginning of period $ 57,423$ 71,496Cash and cash equivalents at end of period

Q2 QTD Segment Information

(Unaudited - dollars in thousands)

Three Months Ended June 30,	Wabash National Corporation 2026	2025
Units Shipped		
New trailers [1]	8,292	8,043
New truck bodies	1,380	3,188
Used trailers	40	30

[1] Trailer shipments do not include converter dollies for any period presented.

Three Months Ended June 30,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2026				
New trailers	$ 317,516	$ —	$ (465)	$ 317,051
Used trailers	—	1,796	—	1,796
Components, parts and service	—	32,538	—	32,538
Equipment and other	37,138	29,053	(335)	65,856
Total net external sales	$ 354,654	$ 63,387	$ (800)	$ 417,241
Gross profit	$ 5,986	$ 9,343	$ —	$ 15,329
(Loss) income from operations	$ (13,901)	$ 5,965	$ (17,359)	$ (25,295)
Adjusted (loss) income from operations[1]	$ (12,137)	$ 5,965	$ (17,359)	$ (23,531)
2025				
New trailers	$ 312,931	$ —	$ (771)	$ 312,160
Used trailers	—	1,120	—	1,120
Components, parts and service	—	32,755	—	32,755
Equipment and other	87,283	25,869	(371)	112,781
Total net external sales	$ 400,214	$ 59,744	$ (1,142)	$ 458,816
Gross profit	$ 28,600	$ 12,800	$ —	$ 41,400
Income (loss) from operations	$ 12,518	$ 9,060	$ (26,329)	$ (4,751)
Adjusted income (loss) from operations[1]	$ 12,518	$ 9,060	$ (21,716)	$ (138)

1 Adjusted operating (loss) income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating (loss) income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating (loss) income to provide investors with a better understanding of the Company's view of our results as compared to prior periods.

22

WABASH

Q2 YTD Segment Information

(Unaudited - dollars in thousands)

Six Months Ended June 30,	Wabash National Corporation 2026	2025
Units Shipped		
New trailers (1)	13,670	13,820
New truck bodies	2,907	6,186
Used trailers	70	65

(1) Trailer shipments do not include converter dollies for any period presented.

Six Months Ended June 30,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2026				
New trailers	$ 522,963	$ —	$ (979)	$ 521,984
Used trailers	—	2,840	—	2,840
Components, parts and service	—	65,624	—	65,624
Equipment and other	81,867	48,992	(837)	130,022
Total net external sales	$ 604,830	$ 117,456	$ (1,816)	$ 720,470
Gross (loss) profit	$ (9,530)	$ 14,284	$ —	$ 4,754
(Loss) income from operations	$ (51,250)	$ 9,768	$ (36,172)	$ (77,654)
Adjusted (loss) income from operations[1]	$ (46,654)	$ 3,773	$ (36,172)	$ (79,053)
2025				
New trailers	$ 563,976	$ —	$ (18,441)	$ 545,535
Used trailers	—	2,620	—	2,620
Components, parts and service	—	64,257	—	64,257
Equipment and other	183,041	44,822	(569)	227,294
Total net external sales	$ 747,017	$ 111,699	$ (19,010)	$ 839,706
Gross profit	$ 37,014	$ 23,389	$ —	$ 60,403
Income from operations	$ 2,720	$ 15,970	$ 291,110	$ 309,800
Adjusted income (loss) from operations[1]	$ 2,720	$ 15,970	$ (46,277)	$ (27,587)

1 Adjusted (loss) income from operations, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating (loss) income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating (loss) income to provide investors with a better understanding of the Company's view of our results as compared to prior periods.

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24 Reconciliation of Adjusted Segment Operating Loss1 Six Months Ended June 30, Three Months Ended June 30,Unaudited - dollars in thousands 2025202620252026 Transportation Solutions $ 2,720$ (51,250)$ 12,518$ (13,901)(Loss) income from operations Adjustments: —4,596—1,764Facility idling and related costs 2,720(46,654)12,518(12,137)Adjusted operating (loss) income Parts & Services 15,9709,7689,0605,965Income from operations Adjustments: —(5,995)——Purchase accounting gains 15,9703,7739,0605,965Adjusted operating income Corporate 291,110(36,172)(26,329)(17,359)(Loss) income from operations Adjustments: (337,387)—4,613—Missouri legal matter (46,277)(36,172)(21,716)(17,359)Adjusted operating loss Consolidated 309,800(77,654)(4,751)(25,295)(Loss) income from operations Adjustments: —4,596—1,764Facility idling and related costs —(5,995)——Purchase accounting gains (337,387)—4,613—Missouri legal matter $ (27,587)$ (79,053)$ (138)$ (23,531)Adjusted operating loss1 Adjusted operating loss, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating loss excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating loss to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. 1

Reconciliation of Adjusted Net Loss Attributable to Common Stockholders[1] and Adjusted Diluted EPS[1]

Unaudited - dollars in thousands

Adjusted Net Loss Attributable to Common Stockholders[1]:	**Three Months Ended June 30,**		**Six Months Ended June 30,**	
	2026	**2025**	**2026**	**2025**
Net (loss) income attributable to common stockholders	$ (22,891)	$ (9,589)	$ (68,062)	$ 221,352
Adjustments:				
Facility idling and related costs	1,764	—	4,596	—
Purchase accounting gains	—	—	(5,995)	—
Missouri legal matter	—	4,613	—	(337,387)
Tax effect of aforementioned items	(441)	(1,163)	350	85,090
Adjusted net loss attributable to common stockholders	$ (21,568)	$ (6,139)	$ (69,111)	$ (30,945)

Adjusted Diluted Loss Per Share[1]:	**Three Months Ended June 30,**		**Six Months Ended June 30,**	
	2026	**2025**	**2026**	**2025**
Diluted (loss) income per share	$ (0.56)	$ (0.23)	$ (1.67)	$ 5.21
Adjustments:				
Facility idling and related costs	0.04	—	0.11	—
Purchase accounting gains	—	—	(0.14)	—
Missouri legal matter	—	0.11	—	(7.95)
Tax effect of aforementioned items	(0.01)	(0.03)	0.01	2.01
Adjusted diluted loss per share	$ (0.53)	$ (0.15)	$ (1.69)	$ (0.73)
Weighted average diluted shares outstanding (in thousands)[2]	40,917	41,753	40,828	42,458

1 Adjusted net loss attributable to common stockholders and adjusted diluted loss per share reflect adjustments for facility idling costs, purchase accounting gains, Missouri legal matter and the related tax effect of those adjustments.

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Reconciliation of Adjusted EBITDA[1] and Free Cash Flow[2]

Unaudited - dollars in thousands

Adjusted EBITDA[1]:	**Three Months Ended June 30,**		**Six Months Ended June 30,**	
	2026	**2025**	**2026**	**2025**
Net (loss) income	$ (22,614)	$ (9,603)	$ (67,849)	$ 221,593
Income tax (benefit) expense	(8,856)	(2,692)	(21,876)	75,409
Interest expense	6,693	5,308	12,879	10,334
Depreciation and amortization	13,610	14,070	27,619	29,102
Stock-based compensation	1,911	2,374	5,082	5,623
Impairment and other, net	(752)	14	(1,457)	(17)
Other, net	(367)	33	(657)	(1,581)
(Income) loss from unconsolidated entity	(151)	2,203	(151)	4,045
Facility idling and related costs	1,764	—	4,596	—
Purchase accounting gains	—	—	(5,995)	—
Missouri legal matter	—	4,613	—	(337,387)
Adjusted EBITDA	$ (8,762)	$ 16,320	$ (47,809)	$ 7,121

Free Cash Flow[2]:	**Three Months Ended June 30,**		**Six Months Ended June 30,**	
	2026	**2025**	**2026**	**2025**
Net cash provided by (used in) operating activities	$ 5,135	$ (15,834)	$ (28,517)	$ (16,106)
Cash payments for capital expenditures	(2,065)	(6,227)	(5,490)	(14,925)
Expenditures for revenue generating assets	—	(741)	(235)	(20,885)
Free cash flow	$ 3,070	$ (22,802)	$ (34,242)	$ (51,916)

1 Adjusted EBITDA includes noncontrolling interest & excludes loss from unconsolidated entity and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, facility idling costs, purchase accounting gains, the Missouri legal matter, and other non-operating income and expense.

2 Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets.

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Reconciliation of Adjusted Segment EBITDA[1] and Adjusted Segment EBITDA Margin[1]

Unaudited - dollars in thousands

	Transportation Solutions		Parts & Services	
Three Months Ended June 30,	**2026**	**2025**	**2026**	**2025**
(Loss) income from operations	$ (13,901)	$ 12,518	$ 5,965	$ 9,060
Depreciation and amortization	10,431	11,686	1,937	1,265
Impairment and other, net	(345)	—	(407)	—
Facility idling and related costs	1,764	—	—	—
Purchase accounting gains	—	—	—	—
Adjusted segment EBITDA[1]	$ (2,051)	$ 24,204	$ 7,495	$ 10,325
Adjusted segment EBITDA margin[1]	(0.6)%	6.0 %	11.8 %	17.3 %

	Transportation Solutions		Parts & Services	
Six Months Ended June 30,	**2026**	**2025**	**2026**	**2025**
(Loss) income from operations	$ (51,250)	$ 2,720	$ 9,768	$ 15,970
Depreciation and amortization	22,067	24,384	4,251	2,417
Impairment and other, net	(369)	—	(990)	—
Facility idling and related costs	4,596	—	—	—
Purchase accounting gains	—	—	(5,995)	—
Adjusted segment EBITDA[1]	$ (24,956)	$ 27,104	$ 7,034	$ 18,387
Adjusted segment EBITDA margin[1]	(4.1)%	3.6 %	6.0 %	16.5 %

1 Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest & excludes loss from unconsolidated entity and is calculated by adding back segment depreciation and amortization expense to segment operating (loss) income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under GAAP, but that management would not consider important in evaluating the quality of the Company's segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA margin is calculated by dividing Adjusted segment EBITDA by segment total net sales.

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